UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: February 20, 2008
UROPLASTY, INC.
(Exact name of registrant as specified in charter)

000-20989 (Commission File No.)	41-1719250 (IRS Employer Identification No.)
Minnesota
(State or other jurisdiction of incorporation or organization)
5420 Feltl Road
Minnetonka, Minnesota 55343
(Address of principal executive offices)
952-426-6140
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name and Address)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 of the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Financial Projections

Item 7.01 Regulation FD Disclosure
The following forward-looking statements are subject to risks and uncertainties. We may not meet our expectations set out below for business and financial reasons. In addition to the specific risks described below, we recommend that you carefully consider the risk factors described in our other SEC filings in evaluating us.
Financial Projections. We intend to present certain financial projections and other information to certain potential investors and analysts in connection with our presentation on February 20, 2008 at an investor conference sponsored by Roth Capital Partners. A copy of the presentation we intend to present at the conference is furnished as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference. We may not achieve our projected financial performance, and, in fact, by publicly announcing these projections, our stock price may decline if we do not achieve these financial milestones.
Item 9.01 Financial Statements and Exhibits.
(c)     Exhibits

Exhibit No.	Description
99.1	Financial Projections (furnished herewith).
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Dated: February 20, 2008

UROPLASTY, INC.
By:	/s/ Mahedi A. Jiwani
Mahedi A. Jiwani
Vice President, Chief Financial Officer and Treasurer